                                  DECLARATION OF TRUST

                                           OF

                            OPPENHEIMER MULTI CAP VALUE FUND

         This  DECLARATION  OF TRUST,  made as of the 27th day of August,  2002,  by and among the individuals executing this Declaration of Trust as the Trustees.

         WHEREAS,  the  Trustees  wish to  establish  a trust fund under the laws of the
Commonwealth   of   Massachusetts,   for  the  investment  and   reinvestment  of  funds
contributed thereto;

         NOW,  THEREFORE,  the Trustees declare that all money and property  contributed to the trust fund  hereunder  shall be held and managed under this  Declaration of Trust in trust as herein set forth below.

         ARTICLE FIRST - NAME
         -------------   ----

         This Trust shall be known as  OPPENHEIMER  MULTI CAP VALUE FUND. The address of
Oppenheimer  Multi Cap Value Fund is 6803 South Tucson Way,  Englewood,  Colorado 80112.
The Registered Agent for Service is CT Corporation  System, 101 Federal Street,  Boston,
MA.

         ARTICLE SECOND - DEFINITIONS
         --------------   -----------

         Whenever used herein,  unless otherwise required by the context or specifically provided:

         1.       All terms used in this  Declaration  of Trust that are  defined in the
1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

         2.       "1940 Act" refers to the Investment  Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

         3.       "Board" or "Board of  Trustees" or the  "Trustees"  means the Board of
Trustees of the Trust.

         4.       "By-Laws" means the By-Laws of the Trust as amended from time to time.

         5.       "Class"  means a class of a series of shares of the Trust  established and designated under or in accordance with the provisions of Article FOURTH.

         6.       "Commission" means the Securities and Exchange Commission.

         7.       "Declaration   of  Trust"   shall  mean  this   Amended  and  Restated
Declaration of Trust as it may be amended or restated from time to time.

         8.       "Majority  Vote of  Shareholders"  shall  mean,  with  respect  to any matter on which the  Shares  of the Trust or of a Series or Class  thereof,  as the case may be, may be voted,  the "vote of a majority  of the  outstanding  voting  securities"
(as defined in the 1940 Act or the rules and  regulations of the Commission  thereunder)
of the Trust or such Series or Class, as the case may be.

         9.       "Net asset value" means, with respect to any Share of any Series,  (i)
in the case of a Share of a Series  whose  Shares  are not  divided  into  Classes,  the quotient  obtained  by dividing  the value of the net assets of that  Series  (being the value of the assets  belonging  to that Series less the  liabilities  belonging  to that
Series) by the total number of Shares of that Series  outstanding,  and (ii) in the case of a Share of a Class of Shares of a Series whose Shares are divided into  Classes,  the quotient  obtained by dividing  the value of the net assets of that Series  allocable to such Class  (being the value of the assets  belonging  to that Series  allocable to such
Class less the  liabilities  belonging  to such Class) by the total  number of Shares of such Class  outstanding;  all determined in accordance  with the methods and procedures, including  without  limitation  those  with  respect  to  rounding,  established  by the
Trustees from time to time.

         10.      "Series"  refers to series  of  shares  of the Trust  established  and designated under or in accordance with the provisions of Article FOURTH.

         11.      "Shareholder" means a record owner of Shares of the Trust.

         12.      "Shares" refers to the  transferable  units of interest into which the beneficial  interest  in the Trust or any  Series or Class of the Trust (as the  context may  require)  shall be divided  from time to time and  includes  fractions of Shares as well as whole Shares.

         13.      "Trust"  refers to the  Massachusetts  business  trust created by this
Declaration of Trust, as amended or restated from time to time.

         14.      "Trustees"  refers to the  individual  trustees  in their  capacity as trustees  hereunder of the Trust and their  successor or  successors  for the time being in office as such trustees.

         ARTICLE THIRD - PURPOSE OF TRUST
         -------------   ----------------

         The  purpose  or  purposes  for which the Trust is formed and the  business  or objects to be transacted, carried on and promoted by it are as follows:

         1.       To hold, invest or reinvest its funds, and in connection  therewith to hold part or all of its funds in cash,  and to purchase or otherwise  acquire,  hold for investment or otherwise,  sell, lend,  pledge,  mortgage,  write options on, lease, sell short,  assign,  negotiate,  transfer,  exchange  or  otherwise  dispose  of or  turn to account or realize upon,  securities (which term "securities"  shall for the purposes of this Declaration of Trust,  without limitation of the generality  thereof,  be deemed to include any stocks,  shares, bonds,  financial futures contracts,  indexes,  debentures, notes,  mortgages or other  obligations,  and any  certificates,  receipts,  warrants or other instruments  representing  rights to receive,  purchase or subscribe for the same, or  evidencing  or  representing  any  other  rights  or  interests  therein,  or in any property or assets)  created or issued by any issuer (which term "issuer"  shall for the purposes of this  Declaration of Trust,  without  limitation of the generality  thereof, be deemed  to  include  any  persons,  firms,  associations,  corporations,  syndicates,
business  trusts,  partnerships,  investment  companies,  combinations,   organizations,
governments,  or subdivisions  thereof) and in financial  instruments  (whether they are considered  as securities or  commodities);  and to exercise,  as owner or holder of any securities  or  financial  instruments,  all rights,  powers and  privileges  in respect thereof;  and to do any and all  acts  and  things  for  the  preservation,  protection, improvement  and  enhancement  in  value  of any or all  such  securities  or  financial instruments.

         2.       To  borrow  money and  pledge  assets  in  connection  with any of the objects or purposes of the Trust,  and to issue  notes or other  obligations  evidencing such  borrowings,  to  the  extent  permitted  by  the  1940  Act  and  by  the  Trust's fundamental investment policies under the 1940 Act.

         3.       To issue and sell its Shares in such  Series and  Classes  and amounts and on such  terms and  conditions,  for such  purposes  and for such  amount or kind of consideration  (including  without  limitation  thereto,  securities)  now or  hereafter permitted by the laws of the  Commonwealth of  Massachusetts  and by this Declaration of
Trust, as the Trustees may determine.

         4.       To purchase or otherwise acquire, hold, dispose of, resell,  transfer, reissue,  redeem or cancel its Shares,  or to classify or reclassify any unissued Shares or any Shares  previously  issued and reacquired of any Series or Class into one or more
Series or Classes that may have been  established  and designated from time to time, all without the vote or consent of the  Shareholders  of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

         5.       To conduct its  business in all its branches at one or more offices in
New York,  Colorado  and  elsewhere  in any part of the world,  without  restriction  or limit as to extent.

         6.       To carry  out all or any of the  foregoing  objects  and  purposes  as principal  or agent,  and alone or with  associates  or to the extent  now or  hereafter permitted  by the laws of  Massachusetts,  as a member  of, or as the owner or holder of any  securities  or other  instruments  of, or share of interest in, any issuer,  and in connection  therewith  or make or enter into such deeds or  contracts  with any  issuers and to do such acts and things and to exercise  such powers,  as a natural  person could lawfully make, enter into, do or exercise.

         7.       To do any and all such  further  acts and things and to  exercise  any and all such  further  powers  as may be  necessary,  incidental,  relative,  conducive, appropriate  or desirable for the  accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

         The  foregoing  objects  and  purposes  shall,  except as  otherwise  expressly provided,  be in no way limited or restricted by reference  to, or inference  from,  the terms of any other  clause of this or any other  Article of this  Declaration  of Trust, and shall each be regarded as  independent  and  construed  as powers as well as objects and purposes,  and the  enumeration of specific  purposes,  objects and powers shall not be  construed  to limit or restrict  in any manner the  meaning of general  terms or the general powers of the Trust now or hereafter  conferred by the laws of the  Commonwealth of  Massachusetts  nor shall the  expression of one thing be deemed to exclude  another, though it be of a similar or dissimilar nature, not expressed;  provided,  however, that the Trust  shall not carry on any  business,  or  exercise  any  powers,  in any  state, territory,  district  or country  except to the  extent  that the same may  lawfully  be carried on or exercised under the laws thereof.

         ARTICLE FOURTH - SHARES
         --------------   ------

         1.       The  beneficial  interest in the Trust shall be divided  into  Shares, all with $.001 par value per share,  but the  Trustees  shall  have the  authority  from time to time, without obtaining  shareholder  approval,  to create one or more Series of
Shares in addition to the Series  specifically  established  and designated in part 3 of this  Article  FOURTH,  and to divide the shares of any Series into two or more  Classes pursuant to part 2 of this Article FOURTH,  all as they deem necessary or desirable,  to establish and designate  such Series and Classes,  and to fix and determine the relative rights  and  preferences  as  between  the  different  Series of Shares or Classes as to right of  redemption  and the price,  terms and manner of  redemption,  liabilities  and expenses  to be  borne by any  Series  or  Class,  special  and  relative  rights  as to dividends  and  other  distributions  and  on  liquidation,  sinking  or  purchase  fund provisions,  conversion on liquidation,  conversion  rights,  and conditions under which the several Series or Classes shall have  individual  voting rights or no voting rights.
Except as established  by the Trustees with respect to such Series or Classes,  pursuant to the provisions of this Article FOURTH,  and except as otherwise  provided herein, all
Shares of the different Series and Classes of a Series, if any, shall be identical.

                  (a)      The number of  authorized  Shares and the number of Shares of each  Series  and each  Class  of a Series  that may be  issued  is  unlimited,  and the
Trustees  may issue  Shares of any Series or Class of any Series for such  consideration and on such  terms as they may  determine  (or for no  consideration  if  pursuant  to a
Share  dividend or  split-up),  or may reduce the number of issued Shares of a Series or
Class in  proportion  to the  relative  net asset  value of the Shares of such Series or
Class,  all without  action or approval of the  Shareholders.  All Shares when so issued on the terms  determined  by the Trustees  shall be fully paid and  non-assessable.  The
Trustees  may  classify  or  reclassify  any  unissued  Shares or any Shares  previously issued and  reacquired  of any Series  into one or more Series or Classes of Series that may be established  and designated  from time to time. The Trustees may hold as treasury
Shares (of the same or some other Series),  reissue for such  consideration  and on such terms as they may  determine,  or cancel,  at their  discretion  from time to time,  any
Shares reacquired by the Trust.

                  (b)      The  establishment and designation of any Series or any Class of any Series in addition to that  established  and designated in part 3 of this Article
FOURTH  shall be effective  upon either (i) the  execution by a majority of the Trustees of an  instrument  setting forth such  establishment  and  designation  and the relative rights and  preferences  of such Series or such Class of such Series,  whether  directly in such  instrument  or by reference  to, or approval  of,  another  document  that sets forth  such  relative  rights and  preferences  of the Series or any Class of any Series including,  without limitation,  any registration  statement of the Trust, (ii) upon the execution of an  instrument  in writing by an officer of the Trust  pursuant to the vote of a  majority  of  the  Trustees,  or  (iii)  as  otherwise  provided  in  either  such instrument.  At any time that there are no Shares  outstanding of any particular  Series or Class  previously  established  and  designated,  the Trustees  may by an  instrument executed  by a majority  of their  number or by an officer  of the Trust  pursuant  to a vote of a majority of the Trustees  abolish  that Series or Class and the  establishment and  designation  thereof.  Each  instrument  referred to in this paragraph  shall be an amendment to this  Declaration  of Trust,  and the Trustees may make any such  amendment without shareholder approval.

                  (c)      Any  Trustee,  officer or other  agent of the Trust,  and any organization  in which any such person is interested may acquire,  own, hold and dispose of Shares of any  Series  or Class of any  Series of the Trust to the same  extent as if such person were not a Trustee,  officer or other agent of the Trust;  and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any Series or
Class of any Series from any such person or any such  organization  subject  only to the general  limitations,  restrictions  or  other  provisions  applicable  to the  sale  or purchase of Shares of such Series or Class generally.

         2.       (a)      Classes.  The  Trustees  shall have the  exclusive  authority
                           -------
from time to time, without obtaining  shareholder  approval, to divide the Shares of any
Series into two or more Classes as they deem  necessary or  desirable,  and to establish and  designate  such  Classes.  In such event,  each Class of a Series  shall  represent interests  in the  designated  Series  of the  Trust  and have  such  voting,  dividend, liquidation  and other rights as may be  established  and  designated  by the  Trustees.
Expenses and  liabilities  related  directly or indirectly to the Shares of a Class of a
Series may be borne solely by such Class (as shall be determined  by the Trustees)  and, as provided in this Article FOURTH.  The bearing of expenses and  liabilities  solely by a Class  of  Shares  of a  Series  shall  be  appropriately  reflected  (in  the  manner determined by the Trustees) in the net asset value,  dividend and liquidation  rights of the  Shares of such  Class of a Series.  The  division  of the  Shares of a Series  into
Classes  and the terms and  conditions  pursuant to which the Shares of the Classes of a
Series  will be issued  must be made in  compliance  with the 1940 Act.  No  division of
Shares  of a Series  into  Classes  shall  result in the  creation  of a Class of Shares having a preference  as to dividends or  distributions  or a preference  in the event of any  liquidation,  termination  or  winding  up of  the  Trust,  to  the  extent  such a preference is  prohibited  by Section 18 of the 1940 Act as to the Trust.  The fact that a Series shall have  initially  been  established  and  designated  without any specific establishment  or  designation  of Classes  (i.e.,  that all  Shares of such  Series are
                                             ----
initially  of a single  Class),  or that a Series  shall have more than one  established and  designated  Class,  shall not limit the  authority of the Trustees to establish and designate separate Classes,  or one or more additional  Classes,  of said Series without approval of the holders of the initial  Class  thereof,  or previously  established  and designated Class or Classes thereof.

                  (b)      Class  Differences.  The relative  rights and  preferences of
                           ------------------
the  Classes  of any  Series  may differ in such  other  respects  as the  Trustees  may determine to be appropriate  in their sole  discretion,  provided that such  differences are set forth in the instrument  establishing  and designating such Classes and executed by a majority of the Trustees (or by an  instrument  executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

         The relative  rights and  preferences of each Class of Shares shall be the same in all  respects  except  that,  and  unless  and  until  the  Board of  Trustees  shall
determine   otherwise:   (i)  when  a  vote  of  Shareholders  is  required  under  this
Declaration  of Trust or when a  meeting  of  Shareholders  is  called  by the  Board of
Trustees,  the Shares of a Class  shall vote  exclusively  on matters  that  affect that
Class only; (ii) the expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined  and  allocated to such Class by the Trustees from time to time in a manner  consistent  with  parts 2 and 3 of this  Article  FOURTH);  and  (iii)
pursuant  to part 10 of Article  NINTH,  the Shares of each Class  shall have such other rights  and  preferences  as are set  forth  from  time to  time in the  then  effective
prospectus  and/or  statement  of  additional   information   relating  to  the  Shares.
Dividends  and  distributions  on each Class of Shares may differ from the dividends and distributions  on any other such Class,  and the net asset value of each Class of Shares may differ from the net asset value of any other such Class.

         3.       Without  limiting  the  authority of the Trustees set forth in parts 1 and 2 of this Article  FOURTH to establish and  designate any further  Series or Classes of Series,  the Trustees  hereby  establish one Series of Shares having the same name as the  Trust,  and  said  Shares  shall be  divided  into  five  Classes,  which  shall be designated  Class A, Class B, Class C,  Class N and Class Y. In  addition  to the rights and  preferences  described  in parts 1 and 2 of this  Article  FOURTH  with  respect to
Series and Classes,  the Series and Classes  established  hereby shall have the relative rights and preferences  described in this part 3 of this Article  FOURTH.  The Shares of any  Series or Class that may from time to time be  established  and  designated  by the
Trustees shall (unless the Trustees  otherwise  determine with respect to some Series or
Classes  at the time of  establishing  and  designating  the  same)  have the  following relative rights and preferences:

                  (a)      Assets  Belonging  to  Series  or  Class.  All  consideration
                           ----------------------------------------
received  by the Trust for the  issue or sale of  Shares of a  particular  Series or any
Class  thereof,  together  with all assets in which such  consideration  is  invested or
reinvested,  all  income,  earnings,   profits,  and  proceeds  thereof,  including  any
proceeds  derived from the sale,  exchange or liquidation of such assets,  and any funds or payments  derived from any  reinvestment  of such  proceeds in whatever form the same may be,  shall  irrevocably  belong to that Series (and may be  allocated to any Classes thereof)  for all  purposes,  subject only to the rights of  creditors,  and shall be so recorded upon the books of account of the Trust.  Such  consideration,  assets,  income, earnings,  profits, and proceeds thereof,  including any proceeds derived from the sale, exchange or  liquidation  of such  assets,  and any funds or payments  derived  from any reinvestment  of such  proceeds,  in whatever  form the same may be,  together  with any
General  Items  allocated  to that  Series as provided in the  following  sentence,  are herein  referred to as "assets  belonging  to" that Series.  In the event that there are any assets, income,  earnings,  profits, and proceeds thereof,  funds, or payments which are not  readily  identifiable  as  belonging  to any  particular  Series  (collectively
"General  Items"),  the Trustees  shall allocate such General Items to and among any one or more of the Series  established  and designated  from time to time in such manner and on such  basis as they,  in their  sole  discretion,  deem fair and  equitable;  and any
General  Items so allocated  to a particular  Series shall belong to that Series (and be allocable  to any  Classes  thereof).  Each such  allocation  by the  Trustees  shall be conclusive  and binding upon the  Shareholders  of all Series (and any Classes  thereof)
for all purposes.  No  Shareholder  or former  Shareholder  of any Series or Class shall have a claim on or any right to any assets  allocated  or  belonging to any other Series or Class.

                  (b)      (1)      Liabilities  Belonging to Series.  The  liabilities,
                                    --------------------------------
expenses,  costs, charges and reserves  attributable to each Series shall be charged and allocated to the assets belonging to each particular  Series.  Any general  liabilities, expenses,  costs,  charges  and  reserves  of the Trust  which are not  identifiable  as belonging to any  particular  Series  shall be allocated  and charged by the Trustees to and among any one or more of the Series  established  and  designated  from time to time in such  manner and on such basis as the  Trustees  in their sole  discretion  deem fair and equitable. The liabilities,  expenses,  costs, charges and reserves allocated and so charged  to each  Series are  herein  referred  to as  "liabilities  belonging  to" that
Series.  Each allocation of liabilities,  expenses,  costs,  charges and reserves by the
Trustees  shall be conclusive  and binding upon the  shareholders  of all Series for all purposes.

                           (2)      Liabilities  Belonging  to a Class.  If a Series  is
                                    ----------------------------------
divided  into more  than one  Class,  the  liabilities,  expenses,  costs,  charges  and reserves  attributable  to a Class shall be charged and  allocated to the Class to which such liabilities,  expenses,  costs,  charges or reserves are attributable.  Any general liabilities,  expenses,  costs,  charges or reserves  belonging  to the Series which are not  identifiable  as belonging to any  particular  Class shall be allocated and charged by the Trustees to and among any one or more of the Classes  established  and designated from  time to time in such  manner  and on such  basis as the  Trustees  in  their  sole discretion  deem fair and  equitable.  The  liabilities,  expenses,  costs,  charges and reserves  allocated and so charged to each Class are herein  referred to as "liabilities belonging to" that Class. Each allocation of liabilities,  expenses,  costs, charges and reserves  by the  Trustees  shall be  conclusive  and  binding  upon the  holders of all
Classes for all purposes.

                  (c)      Dividends.   Dividends  and  distributions  on  Shares  of  a
                           ---------
particular  Series or Class  may be paid to the  holders  of  Shares  of that  Series or
Class,  with  such  frequency  as the  Trustees  may  determine,  which  may be daily or otherwise  pursuant to a standing  resolution or  resolutions  adopted only once or with such  frequency as the Trustees may  determine,  from such of the income,  capital gains accrued  or  realized,  and  capital  and  surplus,  from the assets  belonging  to that
Series,  or in the case of a Class,  belonging  to such  Series and being  allocable  to such Class,  as the  Trustees  may  determine,  after  providing  for actual and accrued liabilities  belonging  to such Series or Class.  All  dividends  and  distributions  on
Shares  of  a  particular  Series  or  Class  shall  be  distributed  pro  rata  to  the
Shareholders  of such  Series  or Class in  proportion  to the  number of Shares of such
Series or Class  held by such  Shareholders  at the date and time of record  established for the payment of such dividends or  distributions,  except that in connection with any dividend or  distribution  program or  procedure  the  Trustees  may  determine  that no dividend  or  distribution  shall be  payable  on Shares  as to which the  Shareholder's purchase  order and/or  payment have not been received by the time or times  established by the Trustees under such program or procedure.  Such dividends and  distributions  may be  made  in cash or  Shares  of that  Series  or  Class  or a  combination  thereof  as determined  by the  Trustees or pursuant to any program  that the  Trustees  may have in effect at the time for the  election  by each  Shareholder  of the mode of the making of such dividend or  distribution  to that  Shareholder.  Any such dividend or distribution paid in Shares will be paid at the net asset value  thereof as  determined in accordance with part 13 of Article SEVENTH.  Notwithstanding  anything in this Declaration of Trust to the  contrary,  the  Trustees  may at any time  declare and  distribute a dividend of stock or other  property  pro rata  among the  Shareholders  of a  particular  Series or
Class at the date and time of record  established  for the payment of such  dividends or distributions.

                  (d)      Liquidation.  In the event of the  liquidation or dissolution
                           -----------
of the Trust or any Series or Class  thereof,  the  Shareholders  of each Series and all
Classes  of each  Series  that  have  been  established  and  designated  and are  being liquidated and dissolved  shall be entitled to receive,  as a Series or Class,  when and as declared by the  Trustees,  the excess of the assets  belonging to that Series or, in the case of a Class,  belonging  to that Series and  allocable  to that Class,  over the liabilities  belonging to that Series or Class.  Upon the  liquidation or dissolution of the Trust or any Series or Class  pursuant to this part 3(d) of this Article  FOURTH the
Trustees shall make  provisions for the payment of all  outstanding  obligations,  taxes and other  liabilities,  accrued or  contingent,  of the Trust or that  Series or Class.
The assets so  distributable  to the  Shareholders  of any  particular  Class and Series shall be  distributed  among such  Shareholders  in proportion to the relative net asset value of such Shares.  The  liquidation of the Trust or any  particular  Series or Class thereof  may be  authorized  at any  time by  vote  of a  majority  of the  Trustees  or instrument  executed  by a  majority  of  their  number  then in  office,  provided  the
Trustees  find that it is in the best  interest  of the  Shareholders  of such Series or
Class  or as  otherwise  provided  in  this  Declaration  of  Trust  or  the  instrument establishing  such  Series  or Class.  The  Trustees  shall  provide  written  notice to affected  shareholders  of a termination  effected  under this part 3(d) of this Article
FOURTH.

                  (e)      Transfer.  All  Shares  of each  particular  Series  or Class
                           --------
shall be  transferable,  but  transfers of Shares of a particular  Class and Series will be  recorded on the Share  transfer  records of the Trust  applicable  to such Series or
Class of that Series,  as kept by the Trust or by any transfer or similar agent,  as the case may be,  only at such times as  Shareholders  shall  have the right to require  the
Trust to redeem  Shares of such  Series or Class of that  Series and at such other times as may be permitted by the Trustees.

                  (f)      Equality.  Except as  provided  herein  or in the  instrument
                           --------
designating and establishing  any Series or Class, all Shares of a particular  Series or
Class shall represent an equal  proportionate  interest in the assets  belonging to that
Series,  or in the case of a Class,  belonging  to that  Series  and  allocable  to that
Class,  (subject to the  liabilities  belonging to that Series or that Class),  and each
Share of any  particular  Series  or Class  shall be equal to each  other  Share of that
Series  or  Class;   but  the  provisions  of  this  sentence  shall  not  restrict  any distinctions  permissible  under this  Article  FOURTH  that may exist  with  respect to
Shares of the different  Classes of a Series.  The Trustees may from time to time divide or  combine  the  Shares  of any  particular  Class or Series  into a greater  or lesser number of Shares of that Class or Series  provided  that such  division  or  combination does not change the  proportionate  beneficial  interest in the assets belonging to that
Series or  allocable  to that  Class or in any way  affect  the  rights of Shares of any other Class or Series.

                  (g)      Fractions.  Any fractional  Share of any Class or Series,  if
                           ---------
any such fractional  Share is outstanding,  shall carry  proportionately  all the rights and  obligations of a whole Share of that Class and Series,  including  those rights and obligations with respect to voting,  receipt of dividends and distributions,  redemption of Shares, and liquidation of the Trust.

                  (h)      Conversion   Rights.   Subject   to   compliance   with   the
                           -------------------
requirements  of the 1940 Act,  the  Trustees  shall have the  authority to provide that
(i) holders of Shares of any Series  shall have the right to  exchange  said Shares into
Shares  of one or more  other  Series of  Shares,  (ii)  holders  of shares of any Class shall have the right to exchange  said  Shares into Shares of one or more other  Classes of the same or a  different  Series,  and/or  (iii)  the Trust  shall  have the right to carry  out  exchanges  of the  aforesaid  kind,  in each  case in  accordance  with such requirements and procedures as may be established by the Trustees.

                  (i)      Ownership  of  Shares.  The  ownership  of  Shares  shall  be
                           ---------------------
recorded  on the books of the Trust or of a  transfer  or  similar  agent for the Trust, which  books  shall be  maintained  separately  for the  Shares of each Class and Series that has been established and designated.  No certification  certifying the ownership of
Shares  need be issued  except as the  Trustees  may  otherwise  determine  from time to time.  The Trustees may make such rules as they  consider  appropriate  for the issuance of Share  certificates,  the use of  facsimile  signatures,  the  transfer of Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar  agent,  as the case may be, shall be conclusive as to who are the  Shareholders and as to the number of Shares of each  Class and Series  held from time to time by each such Shareholder.

                  (j)      Investments   in  the   Trust.   The   Trustees   may  accept
                           -----------------------------
investments   in  the  Trust  from  such   persons  and  on  such  terms  and  for  such
consideration,  not inconsistent  with the provisions of the 1940 Act, as they from time to  time  authorize  or  determine.  Such  investments  may  be in  the  form  of  cash, securities or other  property in which the  appropriate  Series is authorized to invest, hold  or own,  valued  as  provided  in part  13,  Article  SEVENTH.  The  Trustees  may authorize any distributor,  principal  underwriter,  custodian,  transfer agent or other person  to  accept  orders  for the  purchase  or sale of Shares  that  conform  to such authorized  terms and to reject any  purchase or sale  orders for Shares  whether or not conforming to such authorized terms.

         ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
         -------------   ----------------------------------------

         The following  provisions  are hereby  adopted with respect to voting Shares of the Trust and certain other rights:

         1.       The  Shareholders  shall  have  the  power  to vote  only  (a) for the election  of  Trustees  when that  issue is  submitted  to  Shareholders,  or removal of
Trustees  to the  extent  and as  provided  in Article  SIXTH,  (b) with  respect to the amendment  of this  Declaration  of  Trust to the  extent  and as  provided  in part 12,
Article NINTH,  (c) with respect to transactions  with respect to the Trust, a Series or
Class  as  provided  in  part  4(a),  Article  NINTH,  (d) to  the  same  extent  as the shareholders  of a  Massachusetts  business  corporation,  as to  whether or not a court action,  proceeding or claim should be brought or maintained  derivatively or as a class action on behalf of the Trust any Series,  Class or the  Shareholders,  (e) with respect to those  matters  relating  to the Trust as may be required by the 1940 Act or required by law, by this  Declaration of Trust,  or the By-Laws of the Trust or any  registration statement of the Trust filed with the  Commission  or any State,  or as the Trustees may consider  desirable,  and (f) with respect to any other matter as to which the Trustees, in their sole discretion, shall submit to the Shareholders.

         2.       The Trust will not hold  shareholder  meetings  unless required by the
1940 Act, the provisions of this  Declaration  of Trust,  or any other  applicable  law.
The Trustees may call a meeting of shareholders from time to time.

         3.       As  to  each  matter  submitted  to  a  vote  of  Shareholders,   each
Shareholder  shall be entitled  to one vote for each whole Share and to a  proportionate fractional vote for each  fractional  Share standing in such  Shareholder's  name on the books of the Trust  irrespective  of the  Series  thereof or the Class  thereof  and all
Shares of all Series  and  Classes  shall vote  together  as a single  Class;  provided, however,  that (i) as to any matter  with  respect  to which a  separate  vote of one or more  Series or Classes  thereof is required  by the 1940 Act or the  provisions  of the writing  establishing  and  designating the Series or Class,  such  requirements as to a separate  vote by such Series or Class  thereof shall apply in lieu of all Shares of all
Series  and  Classes  thereof  voting  together  as a single  Class;  and (ii) as to any matter which  affects only the  interests  of one or more  particular  Series or Classes thereof,  only the  holders  of Shares  of the one or more  affected  Series or  Classes thereof  shall be  entitled  to vote,  and each  such  Series or Class  shall  vote as a separate  Class.  All Shares of a Series shall have  identical  voting  rights,  and all
Shares of a Class of a Series shall have identical  voting  rights.  Shares may be voted in person or by proxy.  Proxies may be given by or on behalf of a Shareholder  orally or in writing or pursuant to any  computerized,  telephonic,  or mechanical  data gathering process.

         4.       Except  as  required  by the  1940 Act or other  applicable  law,  the presence in person or by proxy of  one-third  of the Shares  entitled to vote shall be a quorum for the transaction of business at a Shareholders'  meeting,  provided,  however, that if any  action to be taken by the  Shareholders  of a Series or Class  requires  an affirmative vote of a majority,  or more than a majority,  of the Shares outstanding and entitled to vote, then with respect to voting on that  particular  issue the presence in person or by proxy of the holders of a majority of the Shares  outstanding  and entitled to vote at such a meeting  shall  constitute  a quorum for the  transaction  of business with  respect to such  issue.  Any number  less than a quorum  shall be  sufficient  for adjournments.  If at any meeting of the  Shareholders  there shall be less than a quorum present  with  respect  to a  particular  issue  to be voted  on,  such  meeting  may be adjourned,  without further  notice,  with respect to such issue from time to time until a quorum  shall be present  with  respect to such issue,  but voting may take place with respect to issues for which a quorum is present.  Any meeting of  Shareholders,  whether or not a quorum is present,  may be  adjourned  with respect to any one or more items of business for any lawful  purpose,  provided  that no meeting shall be adjourned for more than six  months  beyond  the  originally  scheduled  date.  Any  adjourned  session  or sessions may be held,  within a reasonable time after the date for the original  meeting without the  necessity  of further  notice.  A majority of the Shares voted at a meeting at which a quorum is present shall decide any  questions  and a plurality  shall elect a
Trustee,  except when a different  vote is required by any  provision of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

         5.       Each Shareholder,  upon request to the Trust in proper form determined by the Trust,  shall be  entitled  to require the Trust to redeem from the net assets of that Series all or part of the Shares of such  Series and Class  standing in the name of such  Shareholder.  The method of computing such net asset value, the time at which such net asset  value  shall be  computed  and the time  within  which the Trust  shall  make payment  therefor,  shall be determined as  hereinafter  provided in Article  SEVENTH of this Declaration of Trust.  Notwithstanding the foregoing,  the Trustees, when permitted or required  to do so by the 1940 Act,  may  suspend  the right of the  Shareholders  to require the Trust to redeem Shares.

         6.       No Shareholder  shall,  as such holder,  have any right to purchase or subscribe  for any  Shares of the  Trust  which it may  issue or sell,  other  than such right, if any, as the Trustees, in their discretion, may determine.

         7.       All persons who shall  acquire  Shares shall  acquire the same subject to the provisions of the Declaration of Trust.

         8.       Cumulative voting for the election of Trustees shall not be allowed.

         ARTICLE SIXTH - THE TRUSTEES
         -------------   ------------

         1.       The persons who shall act as Trustees until their  successors are duly chosen  and  qualify  are the  trustees  executing  this  Declaration  of  Trust  or any counterpart  thereof.  However,  the By-Laws of the Trust may fix the number of Trustees at a number  greater or lesser  than the number of initial  Trustees  and may  authorize the Trustees to increase or decrease the number of  Trustees,  to fill any  vacancies on the Board which may occur for any reason  including  any  vacancies  created by any such increase  in the  number  of  Trustees,  to set and  alter  the  terms of  office of the
Trustees  and to  lengthen  or lessen  their own terms of office or make their  terms of office of  indefinite  duration,  all subject to the 1940 Act,  as amended  from time to time,  and to this  Article  SIXTH.  Unless  otherwise  provided  by the  By-Laws of the
Trust, the Trustees need not be Shareholders.

         2.       A Trustee at any time may be removed  either with or without  cause by resolution  duly adopted by the  affirmative  vote of the holders of  two-thirds  of the outstanding  Shares,  present  in  person  or by proxy at any  meeting  of  Shareholders called for such purpose;  such a meeting shall be called by the Trustees when  requested in  writing  to do so by the  record  holders  of not less  than ten per  centum  of the outstanding  Shares.  A  Trustee  may  also be  removed  by the  Board of  Trustees,  as provided in the By-Laws of the Trust.

         3.       The  Trustees  shall make  available a list of names and  addresses of all  Shareholders as recorded on the books of the Trust,  upon receipt of the request in writing  signed by not less than ten  Shareholders  (who have been  shareholders  for at least six months)  holding in the aggregate  shares of the Trust valued at not less than
$25,000 at current  offering price (as defined in the then effective  Prospectus  and/or
Statement of Additional  Information  relating to the Shares under the Securities Act of
1933,  as  amended  from  time to time) or  holding  not less  than 1% in  amount of the entire  amount of Shares  issued  and  outstanding;  such  request  must state that such
Shareholders  wish to  communicate  with  other  Shareholders  with a view to  obtaining signatures  to a  request  for a  meeting  to  take  action  pursuant  to part 2 of this
Article SIXTH and be accompanied by a form of  communication  to the  Shareholders.  The
Trustees  may,  in their  discretion,  satisfy  their  obligation  under  this part 3 by either  making  available the  Shareholder  list to such  Shareholders  at the principal offices of the Trust, or at the offices of the Trust's  transfer  agent,  during regular business hours, or by mailing a copy of such  communication and form of request,  at the expense of such requesting  Shareholders,  to all other  Shareholders,  and the Trustees may also take such other  action as may be  permitted  under  Section  16(c) of the 1940
Act.

         ARTICLE SEVENTH - POWERS OF TRUSTEES
         ---------------   ------------------

         The  following  provisions  are hereby  adopted  for the  purpose of  defining, limiting and regulating the powers of the Trust, the Trustees and the Shareholders.

         1.       As soon as any  Trustee  is duly  elected by the  Shareholders  or the
Trustees  and shall have  accepted  this Trust,  the Trust  estate shall vest in the new
Trustee or Trustees,  together with the continuing Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

         2.       The  death,   declination,   resignation,   retirement,   removal,  or
incapacity  of the  Trustees,  or any  one of  them,  shall  not  operate  to  annul  or terminate  the  Trust or any  Series  but the Trust  shall  continue  in full  force and effect pursuant to the terms of this Declaration of Trust.

         3.       The  assets of the Trust  shall be held  separate  and apart  from any assets now or  hereafter  held in any  capacity  other than as Trustee  hereunder by the
Trustees or any  successor  Trustees.  All of the assets of the Trust shall at all times be  considered  as vested in the  Trustees.  No  Shareholder  shall have, as a holder of beneficial  interest in the Trust, any authority,  power or right whatsoever to transact business  for or on behalf of the Trust,  or on behalf of the  Trustees,  in  connection with the property or assets of the Trust, or in any part thereof.

         4.       The Trustees in all  instances  shall act as  principals,  and are and shall be free from the control of the  Shareholders.  The Trustees shall have full power and  authority  to do any and all acts and to make and  execute,  and to  authorize  the officers  and  agents  of the  Trust  to make and  execute,  any and all  contracts  and instruments  that they may consider  necessary or  appropriate  in  connection  with the management  of the Trust.  Except as otherwise  provided  herein or in the 1940 Act, the
Trustees  shall not in any way be bound or limited by present or future  laws or customs in regard to Trust  investments,  but shall  have full  authority  and power to make any and all  investments  which  they,  in  their  uncontrolled  discretion  and to the same extent  as if the  Trustees  were the sole  owners  of the  assets  of the Trust and the business  in their own  right,  shall  deem  proper to  accomplish  the  purpose of this
Trust.  Subject to any  applicable  limitation  in this  Declaration  of Trust or by the
By-Laws of the Trust,  and in  addition  to the powers  otherwise  granted  herein,  the
Trustees shall have power and authority:

                   (a)     to adopt By-Laws not  inconsistent  with this  Declaration of
Trust  providing  for the conduct of the  business of the Trust,  including  meetings of the Shareholders and Trustees,  and other related matters,  and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

                   (b)     to elect and remove such  officers and appoint and  terminate such officers as they consider  appropriate  with or without  cause,  and to appoint and terminate  agents and consultants and hire and terminate  employees,  any one or more of the foregoing of whom may be a Trustee,  and may provide for the  compensation of all of the  foregoing;  to appoint and  designate  from among the  Trustees or other  qualified persons  such  committees  as the  Trustees  may  determine  and to  terminate  any such committee and remove any member of such committee;

                   (c)     to  employ  as  custodian  of any  assets of the Trust one or more  banks,  trust  companies,  companies  that are  members of a  national  securities exchange,  or any other entity  qualified  and eligible to act as a custodian  under the
1940  Act,  as  modified  by or  interpreted  by any  applicable  order or orders of the
Commission  or  any  rules  or  regulations  adopted  or  interpretive  releases  of the
Commission  thereunder,  subject  to any  conditions  set forth in this  Declaration  of
Trust or in the  By-Laws,  and may  authorize  such  depository  or  custodian to employ subcustodians or agents;

                   (d)     to  retain  one  or  more  transfer  agents  and  shareholder servicing  agents,  or both, and may authorize such transfer agents or servicing  agents to employ sub-agents;

                  (e)      to provide for the  distribution  of Shares either  through a principal underwriter or the Trust itself or both or otherwise;

                  (f)      to set record dates by  resolution  of the Trustees or in the manner provided for in the By-Laws of the Trust;

                  (g)      to delegate such authority as they consider  desirable to any
officers  of  the  Trust  and  to  any  investment   adviser,   manager,   custodian  or
underwriter, or other agent or independent contractor;

                  (h)      to vote or give assent,  or exercise any rights of ownership, with respect to stock or other  securities or property held in Trust  hereunder;  and to execute and deliver  powers of attorney to or otherwise  authorize by standing  policies adopted by the  Trustees,  such  person or persons as the  Trustees  shall deem  proper, granting  to such  person  or  persons  such  power  and  discretion  with  relation  to securities or property as the Trustees shall deem proper;

                  (i)      to exercise  powers and rights of  subscription  or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

                  (j)      to hold any  security or  property  in a form not  indicating any trust,  whether in bearer,  unregistered or other negotiable form, either in its own name or in the name of a custodian, subcustodian or a nominee or nominees or otherwise;

                  (k)      to   consent   to  or   participate   in  any  plan  for  the
reorganization,  consolidation or merger of any corporation or concern,  any security of which is held in the Trust; to consent to any contract,  lease,  mortgage,  purchase, or sale of  property by such  corporation  or  concern,  and to pay calls or  subscriptions with respect to any security or instrument held in the Trust;

                  (l)      to join with other  holders of any security or  instrument in acting  through a  committee,  depositary,  voting  trustee  or  otherwise,  and in that connection  to deposit any  security or  instrument  with,  or transfer any security to, any such  committee,  depositary  or  trustee,  and to  delegate  to them such power and authority  with  relation to any security  (whether or not so deposited or  transferred)
as the  Trustees  shall deem proper,  and to agree to pay,  and to pay,  such portion of the expenses and  compensation of such committee,  depositary or trustee as the Trustees shall deem proper;

                  (m)      to sue or be sued in the name of the Trust;

                  (n)      to  compromise,  arbitrate,  or  otherwise  adjust  claims in favor of or against the Trust or any matter in  controversy  including,  but not limited to, claims for taxes;

                  (o)      to make,  by  resolutions  adopted by the  Trustees or in the manner  provided  in the  By-Laws,  distributions  of  income  and of  capital  gains to
Shareholders;

                  (p)      to borrow money and to pledge,  mortgage or  hypothecate  the assets of the Trust or any part  thereof,  to the extent and in the manner  permitted by the 1940 Act;

                  (q)      to enter into  investment  advisory or management  contracts, subject  to the 1940  Act,  with  any one or more  corporations,  partnerships,  trusts, associations or other persons;

                  (r)      to make loans of cash and/or  securities  or other  assets of the Trust;

                  (s)      to  change  the name of the  Trust or any  Class or Series of the Trust as they consider appropriate without prior shareholder approval;

                  (t)      to establish  officers'  and Trustees'  fees or  compensation and fees or  compensation  for  committees  of the  Trustees  to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine;

                  (u)      to invest  all or any  portion of the  Trust's  assets in any one or more registered investment  companies,  including investment by means of transfer of such assets in exchange for an interest or interests  in such  investment  company or investment companies or by any other means approved by the Trustees;

                  (v)      to determine  whether a minimum  and/or  maximum value should apply to accounts  holding  shares,  to fix such values and establish the  procedures to cause the involuntary redemption of accounts that do not satisfy such criteria; and

                  (w)      to  enter   into   joint   ventures,   general   or   limited
partnerships and any other combinations or associations;

                  (x)      to endorse  or  guarantee  the  payment of any notes or other obligations of any person;  to make  contracts of guaranty or  suretyship,  or otherwise assume liability for payment thereof;

                  (y)      to purchase and pay for entirely out of Trust  property  such insurance  and/or bonding as they may deem  necessary or appropriate  for the conduct of the business,  including, without limitation,  insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio  investments,  and insurance policies insuring the Shareholders,  Trustees,  officers,  employees,  agents, consultants,  investment advisers,  managers,  administrators,  distributors,  principal underwriters,  or  independent  contractors,  or any  thereof  (or any person  connected therewith),  of the Trust  individually  against  all  claims and  liabilities  of every nature  arising by reason of holding,  being or having held any such office or position, or by reason of any action  alleged to have been taken or omitted by any such  person in any such  capacity,  including  any action  taken or omitted that may be  determined  to constitute  negligence,  whether or not the Trust would have the power to indemnify such person against such liability;

                  (z)      to pay pensions for faithful service,  as deemed  appropriate by the Trustees,  and to adopt, establish and carry out pension,  profit-sharing,  share bonus,  share  purchase,  savings,  thrift and other  retirement,  incentive and benefit plans,  trusts and  provisions,  including the  purchasing of life insurance and annuity contracts as a means of providing  such  retirement and other  benefits,  for any or all of the Trustees, officers, employees and agents of the Trust;

                  (aa)     to adopt on behalf of the Trust or any  Series  with  respect to any Class thereof a plan of distribution and related  agreements  thereto pursuant to the  terms of Rule  12b-1 of the 1940 Act and to make  payments  from the  assets of the
Trust or the relevant Series pursuant to said Rule 12b-1 Plan;

                  (bb)     to  operate  as and carry on the  business  of an  investment company and to  exercise  all the powers  necessary  and  appropriate  to the conduct of such operations;

                  (cc)     to issue, sell, repurchase,  redeem, retire, cancel, acquire, hold,  resell,  reissue,  dispose of, and otherwise  deal in Shares and,  subject to the provisions set forth in Article  FOURTH and part 4, Article FIFTH,  to apply to any such repurchase, redemption,  retirement,  cancellation or acquisition of Shares any funds or property of the Trust,  or the  particular  Series of the Trust,  with  respect to which such Shares are issued;

                  (dd)     in general to carry on any other business in connection  with or incidental to any of the foregoing  powers, to do everything  necessary,  suitable or proper for the  accomplishment  of any  purpose or the  attainment  of any object or the furtherance of any power  hereinbefore  set forth,  either alone or in association  with others,  and to do every other act or thing  incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing  clauses shall be construed  both as objectives  and powers,  and the foregoing  enumeration of specific  powers shall not be held to limit or restrict in any  manner  the  general  powers  of the  Trustees.  Any  action  by one or more of the
Trustees  in their  capacity  as such  hereunder  shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

         5.       No one dealing  with the  Trustees  shall be under any  obligation  to make  any  inquiry  concerning  the  authority  of  the  Trustees,  or  to  see  to  the application  of any payments made or property  transferred to the Trustees or upon their order.

         6.       (a)      The  Trustees  shall  have no power  to bind any  Shareholder personally  or to call  upon  any  Shareholder  for the  payment  of any sum of money or assessment  whatsoever  other than such as the  Shareholder  may at any time  personally agree to pay by way of  subscription  to any Shares or otherwise.  This paragraph  shall not limit the right of the  Trustees  to assert  claims  against any  shareholder  based upon the acts or omissions of such shareholder or for any other reason.

                  (b)      Whenever this  Declaration  of Trust calls for or permits any action to be taken by the Trustees  hereunder,  such action shall mean that taken by the
Board of  Trustees  by vote of the  majority  of a quorum of  Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

                  (c)      The  Trustees  shall  possess and  exercise  any and all such additional  powers as are  reasonably  implied from the powers herein  contained such as may be  necessary or  convenient  in the conduct of any  business or  enterprise  of the
Trust,   to  do  and  perform   anything   necessary,   suitable,   or  proper  for  the
accomplishment  of any of the  purposes,  or the  attainment  of any  one or more of the objects,  herein  enumerated,  or  which  shall  at  any  time  appear  conducive  to or expedient for the  protection  or benefit of the Trust,  and to do and perform all other acts and things  necessary or  incidental to the purposes  herein  before set forth,  or that may be deemed  necessary by the Trustees.  Without  limiting the  generality of the foregoing,  except as otherwise  provided  herein or in the 1940 Act, the Trustees shall not in any way be bound or limited  by  present  or future  laws or customs in regard to trust  investments,  but  shall  have  full  authority  and  power  to make  any and all investments  that  they,  in their  discretion,  shall  deem  proper to  accomplish  the purpose of this Trust.

                  (d)      The  Trustees  shall  have  the  power,  to  the  extent  not
inconsistent  with  the  1940  Act,  to  determine   conclusively  whether  any  moneys,
securities,  or other  properties  of the Trust are, for the purposes of this Trust,  to be  considered  as capital or income and in what manner any  expenses  or  disbursements are to be borne as  between  capital  and income  whether or not in the  absence of this provision such moneys,  securities,  or other properties would be regarded as capital or income  and  whether  or  not  in  the  absence  of  this  provision  such  expenses  or disbursements would ordinarily be charged to capital or to income.

         7.       The  By-Laws of the Trust may divide the  Trustees  into  classes  and prescribe  the tenure of office of the several  classes,  but no class of Trustee  shall be elected for a period  shorter than that from the time of the election  following  the division  into classes  until the next meeting of Trustees and  thereafter  for a period shorter  than the  interval  between  meetings of  Trustees or for a period  longer than five years, and the term of office of at least one class shall expire each year.

         8.       The  Shareholders  shall,  for any lawful  purpose,  have the right to inspect the records,  documents,  accounts and books of the Trust, subject to reasonable regulations  of the Trustees,  not contrary to  Massachusetts  law, as to whether and to what extent,  and at what times and places,  and under what conditions and  regulations, such right shall be exercised.

         9.       Any  officer   elected  or   appointed  by  the  Trustees  or  by  the
Shareholders or otherwise, may be removed at any time, with or without cause.

         10.      The  Trustees  shall  have power to hold  their  meetings,  to have an office or offices and, subject to the provisions of the laws of  Massachusetts,  to keep the books of the Trust outside of said  Commonwealth  at such places as may from time to time be  designated  by them.  Action may be taken by the Trustees  without a meeting by unanimous written consent or by telephone or similar method of communication.

         11.      Securities  held by the Trust  shall be voted in person or by proxy by the  President  or a  Vice-President,  or such  officer or officers of the Trust or such other agent of the Trust as the  Trustees  shall  designate  or  otherwise  authorize by standing  policies  adopted by the Trustees  for the  purpose,  or by a proxy or proxies thereunto duly authorized by the Trustees.

         12.      (a)      Subject  to the  provisions  of the 1940  Act,  any  Trustee, officer or employee,  individually,  or any partnership of which any Trustee, officer or employee  may be a member,  or any  corporation  or  association  of which any  Trustee, officer  or  employee  may  be an  officer,  partner,  director,  trustee,  employee  or stockholder,  or  otherwise  may  have  an  interest,  may  be a  party  to,  or  may be pecuniarily or otherwise  interested  in, any contract or transaction of the Trust,  and in the absence of fraud no contract or other  transaction  shall be thereby  affected or
invalidated;   provided  that  in  such  case  a  Trustee,  officer  or  employee  or  a partnership,  corporation or  association  of which a Trustee,  officer or employee is a member,  officer,  director,  trustee,  employee or stockholder  is so interested,  such fact  shall be  disclosed  or shall  have been  known to the  Trustees  including  those
Trustees who are not so interested  and who are neither  "interested"  nor  "affiliated"
persons as those  terms are  defined in the 1940 Act,  or a  majority  thereof;  and any
Trustee who is so  interested,  or who is also a director,  officer,  partner,  trustee, employee or  stockholder of such other  corporation  or a member of such  partnership or association  which is so interested,  may be counted in  determining  the existence of a quorum at any  meeting of the  Trustees  which  shall  authorize  any such  contract  or transaction,  and may vote thereat to authorize any such contract or  transaction,  with like force and effect as if he were not so interested.

                  (b)      Specifically,  but without  limitation of the foregoing,  the
Trust may enter into a  management  or  investment  advisory  contract  or  underwriting contract and other  contracts  with,  and may  otherwise do business with any manager or investment  adviser  for the Trust  and/or  principal  underwriter  of the Shares of the
Trust or any  subsidiary or affiliate of any such manager or investment  adviser  and/or principal  underwriter  and may  permit any such firm or  corporation  to enter into any contracts  or other  arrangements  with any other firm or  corporation  relating  to the
Trust  notwithstanding  that  the  Trustees  of the  Trust  may be  composed  in part of partners,  directors,  officers  or  employees  of any  such  firm or  corporation,  and officers of the Trust may have been or may be or become  partners,  directors,  officers or  employees  of any such firm or  corporation,  and in the  absence of fraud the Trust and any such firm or corporation  may deal freely with each other,  and no such contract or transaction  between the Trust and any such firm or corporation  shall be invalidated or in any way  affected  thereby,  nor  shall any  Trustee  or  officer  of the Trust be liable to the Trust or to any  Shareholder  or creditor  thereof or to any other  person for  any  loss  incurred  by it or him  solely  because  of the  existence  of any  such contract or  transaction;  provided  that nothing  herein shall  protect any director or officer of the Trust  against any  liability to the trust or to its security  holders to which he would otherwise be subject by reason of willful  misfeasance,  bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (c)      As used in this paragraph the following  terms shall have the meanings set forth below:

                           (i)      the term  "indemnitee"  shall  mean any  present  or
former  Trustee,  officer or  employee  of the  Trust,  any  present or former  Trustee, partner, Director or officer of another trust,  partnership,  corporation or association whose  securities  are or were  owned by the  Trust or of  which  the  Trust is or was a creditor  and who served or serves in such  capacity  at the  request of the Trust,  and the heirs,  executors,  administrators,  successors and assigns of any of the foregoing;
however,  whenever  conduct by an  indemnitee  is referred to, the conduct shall be that of the  original  indemnitee  rather  than  that of the heir,  executor,  administrator, successor or assignee;

                           (ii)     the  term  "covered   proceeding"   shall  mean  any
threatened,  pending or completed action, suit or proceeding,  whether civil,  criminal, administrative  or  investigative,  to  which  an  indemnitee  is or was a  party  or is threatened  to be made a party by  reason of the fact or facts  under  which he or it is an indemnitee as defined above;

                           (iii)    the term  "disabling  conduct"  shall  mean  willful
misfeasance,  bad faith,  gross negligence or reckless  disregard of the duties involved in the conduct of the office in question;

                           (iv)     the term  "covered  expenses"  shall  mean  expenses
(including  attorney's fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                           (v)      the term  "adjudication of liability" shall mean, as
to any covered proceeding and as to any indemnitee,  an adverse  determination as to the indemnitee  whether by judgment,  order,  settlement,  conviction or upon a plea of nolo contendere or its equivalent.

                  (d)      The Trust shall not indemnify any  indemnitee for any covered expenses  in any  covered  proceeding  if there has been an  adjudication  of  liability against such indemnitee expressly based on a finding of disabling conduct.

                  (e)      Except as set forth in paragraph  (d) above,  the Trust shall indemnify any  indemnitee  for covered  expenses in any covered  proceeding,  whether or not there is an adjudication of liability as to such  indemnitee,  such  indemnification by the Trust to be to the fullest  extent now or hereafter  permitted by any  applicable law unless the By-laws  limit or restrict the  indemnification  to which any  indemnitee may be  entitled.  The  Board of  Trustees  may adopt  by-law  provisions  to  implement subparagraphs (c), (d) and (e) hereof.

                  (f)      Nothing  herein  shall be deemed  to affect  the right of the
Trust and/or any  indemnitee  to acquire and pay for any  insurance  covering any or all indemnities  to  the  extent  permitted  by  applicable  law  or  to  affect  any  other indemnification  rights to which any indemnitee may be entitled to the extent  permitted by  applicable  law.  Such  rights to  indemnification  shall not,  except as  otherwise provided by law, be deemed  exclusive of any other rights to which such  indemnitee  may be entitled under any statute, By-Law, contract or otherwise.

         13.      The  Trustees  are  empowered,   in  their  absolute  discretion,   to
establish the bases or times,  or both,  for  determining  the net asset value per Share of any Class and Series in  accordance  with the 1940 Act and to authorize the voluntary purchase by any Class and  Series,  either  directly  or through an agent,  of Shares of any Class and Series upon such terms and  conditions and for such  consideration  as the
Trustees shall deem advisable in accordance with the 1940 Act.

         14.      Payment  of the net asset  value  per  Share of any  Class and  Series properly  surrendered  to it for  redemption  shall be made by the  Trust  within  seven days, or as specified in any applicable  law or  regulation,  after tender of such stock or request for  redemption to the Trust for such purpose  together  with any  additional documentation  that may be  reasonably  required by the Trust or its  transfer  agent to evidence the  authority of the  tenderor to make such  request,  plus any period of time during  which the right of the  holders of the  shares of such  Class of that  Series to require  the Trust to redeem  such shares has been  suspended.  Any such  payment may be made in  portfolio  securities  of such  Class of that  Series  and/or  in cash,  as the
Trustees  shall deem  advisable,  and no Shareholder  shall have a right,  other than as determined by the Trustees, to have Shares redeemed in kind.

         15.      The Trust shall have the right,  at any time,  without prior notice to the  Shareholder to redeem Shares of the Class and Series held by a Shareholder  held in any  account  registered  in the name of such  Shareholder  for its  current  net  asset value, for any reason,  including,  but not limited to, (i) the determination  that such redemption  is necessary  to  reimburse  either that Series or Class of the Trust or the distributor  (i.e.,  principal  underwriter)  of the  Shares  for any  loss  either  has sustained by reason of the failure of such  Shareholder  to make timely and good payment for Shares purchased or subscribed for by such  Shareholder,  regardless of whether such
Shareholder  was a Shareholder  at the time of such purchase or  subscription,  (ii) the failure of a  Shareholder  to supply a tax  identification  number if required to do so,
(iii) the failure of a  Shareholder  to pay when due for the  purchase of Shares  issued to him and subject to and upon such terms and  conditions  as the Trustees may from time to time prescribe,  (iv) pursuant to  authorization by a Shareholder to pay fees or make other  payments  to one or  more  third  parties,  including,  without  limitation,  any affiliate of the investment  adviser of the Trust or any Series  thereof,  or (v) if the aggregate  net asset  value of all Shares of such  Shareholder  (taken at cost or value, as determined by the Board) has been reduced  below an amount  established  by the Board of  Trustees  from time to time as the  minimum  amount  required  to be  maintained  by
Shareholders.

         ARTICLE EIGHTH - LICENSE
         --------------   --------

         The name  "Oppenheimer"  included  in the name of the Trust  and of any  Series shall be used pursuant to a royalty-free,  non-exclusive license from  OppenheimerFunds,
Inc.  ("OFI"),  incidental  to and as part of any one or more  advisory,  management  or supervisory  contracts  which may be entered  into by the Trust with OFI.  Such  license shall  allow OFI to inspect  and  subject to the  control  of the Board of  Trustees  to control  the nature and quality of  services  offered by the Trust under such name.  The license may be  terminated  by OFI upon  termination  of such  advisory,  management  or supervisory  contracts  or without  cause upon 60 days'  written  notice,  in which case neither the Trust nor any Series or Class  shall have any further  right to use the name
"Oppenheimer"  in its  name  or  otherwise  and  the  Trust,  the  Shareholders  and its officers and Trustees  shall  promptly take  whatever  action may be necessary to change its name and the names of any Series or Classes accordingly.

         ARTICLE NINTH - MISCELLANEOUS:
         -------------   -------------

         1.       In case any  Shareholder  or  former  Shareholder  shall be held to be personally  liable  solely by reason of his being or having been a  Shareholder  and not because of his acts or omissions or for some other  reason,  the  Shareholder  or former
Shareholder  (or the  Shareholders'  heirs,  executors,  administrators  or other  legal representatives  or in the case of a  corporation  or other  entity,  its  corporate  or other general  successor)  shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense  arising  from such  liability.  The
Trust  shall,  upon  request by the  Shareholder,  assume the  defense of any such claim made  against any  Shareholder  for any act or  obligation  of the Trust and satisfy any judgment thereon.

         2.       It is hereby  expressly  declared  that a trust is created  hereby and not a partnership,  joint stock association,  corporation,  bailment,  or any other form of a legal  relationship  other than a trust, as contemplated in  Massachusetts  General
Laws  Chapter  182. No  individual  Trustee  hereunder  shall have any power to bind the
Trust unless so authorized by the Trustees,  or to personally bind the Trust's  officers or any Shareholder.  All persons  extending credit to, doing business with,  contracting with or having or  asserting  any claim  against  the Trust or the  Trustees  shall look only to the  assets  of the  appropriate  Series  for  payment  under  any such  credit, transaction,  contract or claim; and neither the Shareholders nor the Trustees,  nor any of their agents,  whether past, present or future,  shall be personally liable therefor;
notice  of such  disclaimer  and  agreement  thereto  shall be given in each  agreement, obligation  or instrument  entered into or executed by Trust or the  Trustees.  There is hereby  expressly  disclaimed  Shareholder  and  Trustee  liability  for  the  acts  and obligations of the Trust.  Nothing in this  Declaration of Trust shall protect a Trustee or officer  against any  liability to which such Trustee or officer  would  otherwise be subject by reason of  willful  misfeasance,  bad faith,  gross  negligence  or  reckless disregard  of the  duties  involved  in the  conduct of the office of Trustee or of such officer hereunder.

         3.       The exercise by the Trustees of their powers and discretion  hereunder in good faith and with reasonable care under the  circumstances  then prevailing,  shall be  binding  upon  everyone  interested.  Subject  to the  provisions  of part 2 of this
Article  NINTH,  the Trustees  shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the foregoing,  (a) Trustees shall not be responsible or liable
in  any  event  for  any  neglect  or  wrongdoing  of  any  officer,   agent,  employee,
consultant, adviser, administrator,  distributor or principal underwriter,  custodian or transfer,  dividend disbursing,  Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible  for the act or omission of any other Trustee;  (b)
the  Trustees  may take advice of counsel or other  experts  with respect to the meaning and operations of this Declaration of Trust,  applicable laws,  contracts,  obligations, transactions  or any  other  business  the  Trust may enter  into,  and  subject  to the provisions of part 2 of this Article  NINTH,  shall be under no liability for any act or omission in  accordance  with such advice or for failing to follow such advice;  and (c)
in  discharging  their  duties,  the  Trustees,  when  acting  in good  faith,  shall be entitled to rely upon the books of account of the Trust and upon  written  reports  made to the Trustees by any officer  appointed by them, any  independent  public  accountant, and (with respect to the subject matter of the contract  involved) any officer,  partner or  responsible  employee of a party who has been appointed by the Trustees or with whom the Trust has entered into a contract  pursuant to Article  SEVENTH.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         4.       This Trust shall  continue  without  limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

                  (a)      Subject to  applicable  Federal and State law,  and except as otherwise  provided in part 5 of this Article  NINTH,  the  Trustees,  with the Majority
Vote of  Shareholders  of an  affected  Series  or  Class,  may sell and  convey  all or substantially  all the assets of that Series or Class  (which sale may be subject to the retention of assets for the payment of  liabilities  and expenses and may be in the form of a statutory  merger to the extent  permitted by applicable  law) to another issuer or to  another  Series or Class of the Trust for a  consideration  which may be or  include securities  of such  issuer or may  merge or  consolidate  with any  other  corporation, association,  trust,  or other  organization  or may sell,  lease,  or exchange all or a portion of the Trust  property or Trust  property  allocated or belonging to such Series or  Class,  upon  such  terms  and  conditions  and for such  consideration  when and as authorized  by such vote.  Such  transactions  may be effected  through  share-for-share exchanges,  transfers or sale of assets,  shareholder in-kind redemptions and purchases, exchange  offers,  or any other method approved by the Trustees.  Upon making  provision for the  payment  of  liabilities,  by  assumption  by such  issuer  or  otherwise,  the
Trustees shall  distribute the remaining  proceeds among the holders of the  outstanding
Shares of the  Series or  Class,  the  assets  of which  have  been so  transferred,  in proportion to the relative net asset value of such Shares.

                  (b)      Upon   completion  of  the   distribution  of  the  remaining
proceeds or the remaining  assets as provided in  sub-section  (a) hereof or pursuant to part 3(d) of Article  FOURTH,  as  applicable,  the Series the assets of which have been so  transferred  shall  terminate,  and if all the  assets  of the  Trust  have  been so transferred,  the Trust shall  terminate and the Trustees shall be discharged of any and all further  liabilities and duties  hereunder and the right,  title and interest of all parties shall be canceled and discharged.

         5.       Subject to applicable  Federal and state law, the Trustees may without the vote or consent of  Shareholders  cause to be organized or assist in organizing  one or more corporations,  trusts, partnerships,  limited liability companies, associations, or  other  organization,  under  the  laws of any  jurisdiction,  to take  over all or a portion of the Trust  property or all or a portion of the Trust  property  allocated  or belonging  to such Series or Class or to carry on any  business in which the Trust shall directly or  indirectly  have any interest,  and to sell,  convey and transfer the Trust property or the Trust  property  allocated  or  belonging to such Series or Class to any such  corporation,  trust,  limited  liability  company,  partnership,  association,  or organization  in exchange  for the shares or  securities  thereof or  otherwise,  and to lend money to,  subscribe for the shares or securities  of, and enter into any contracts with any such corporation,  trust, partnership,  limited liability company, association, or organization or any  corporation,  partnership,  limited  liability  company,  trust, association,  or  organization  in which the Trust or such  Series or Class  holds or is about to acquire shares or any other interest.  Subject to applicable  Federal and state law,  the  Trustees  may also cause a merger or  consolidation  between the Trust or any successor  thereto  or any  Series or Class  thereof  and any such  corporation,  trust, partnership,  limited liability company,  association,  or other  organization.  Nothing contained  herein  shall be  construed as  requiring  approval of  shareholders  for the
Trustees  to  organize  or  assist  in  organizing  one or  more  corporations,  trusts, partnerships,  limited liability  companies,  associations,  or other  organizations and selling,  conveying,  or  transferring  the Trust  property  or a  portion  of the Trust property to such organization or entities;  provided,  however,  that the Trustees shall provide  written  notice  to  the  affected  Shareholders  of any  transaction  whereby, pursuant  to this  part 5,  Article  NINTH,  the Trust or any  Series  or Class  thereof sells,  conveys,  or  transfers  all or a  substantial  portion of its assets to another entity  or  merges  or  consolidates  with  another  entity.  Such  transactions  may be effected  through  share-for-share  exchanges,  transfer or sale of assets,  shareholder in-kind  redemptions  and  purchases,  exchange  offers,  or any other  approved  by the
Trustees.

         6.       The  original  or a copy  of  this  instrument  and of  each  restated
declaration  of trust or instrument  supplemental  hereto shall be kept at the office of the Trust where it may be inspected by any  Shareholder.  A copy of this  instrument and of each  supplemental  or  restated  declaration  of  trust  shall  be  filed  with  the
Secretary  of the  Commonwealth  of  Massachusetts,  as well as any  other  governmental office  where such filing may from time to time be  required.  Anyone  dealing  with the
Trust may rely on a  certificate  by an  officer  of the Trust as to  whether or not any such  supplemental  or  restated  declarations  of trust  have  been  made and as to any matters in  connection  with the Trust  hereunder,  and,  with the same  effect as if it were the  original,  may rely on a copy  certified  by an  officer  of the Trust to be a copy of this instrument or of any such  supplemental  or restated  declaration of trust.
In this  instrument  or in any such  supplemental  or  restated  declaration  of  trust, references  to  this  instrument,  and  all  expressions  like  "herein",  "hereof"  and
"hereunder"  shall be deemed to refer to this  instrument  as amended or affected by any such  supplemental or restated  declaration of trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

         7.       The Trust set forth in this  instrument  is created under and is to be governed by and construed  and  administered  according to the laws of the  Commonwealth of  Massachusetts.  The  Trust  shall be of the  type  commonly  called a  Massachusetts business trust, and without limiting the provisions  hereof,  the Trust may exercise all powers which are ordinarily exercised by such a trust.

         8.       In the event that any person advances the  organizational  expenses of the Trust,  such advances  shall become an obligation of the Trust subject to such terms and  conditions as may be fixed by, and on a date fixed by, or determined  with criteria fixed by the Board of  Trustees,  to be  amortized  over a period or periods to be fixed by the Board.

         9.       Whenever  any  action  is  taken  under  this   Declaration  of  Trust
including  action  which  is  required  or  permitted  by the  1940  Act  or  any  other applicable  law, such action shall be deemed to have been properly  taken if such action is in accordance  with the  construction  of the 1940 Act or such other  applicable  law then in effect as expressed  in "no action"  letters of the staff of the  Commission  or any  release,  rule,  regulation  or order under the 1940 Act or any decision of a court of competent  jurisdiction,  notwithstanding  that any of the  foregoing  shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

         10.      Any  action  which may be taken by the Board of  Trustees  under  this
Declaration  of Trust or its  By-Laws  may be taken by the  description  thereof  in the then effective  prospectus  and/or statement of additional  information  relating to the
Shares under the  Securities  Act of 1933 or in any proxy  statement of the Trust rather than by formal resolution of the Board.

         11.      Whenever  under this  Declaration  of Trust,  the Board of Trustees is permitted  or  required  to place a value on assets of the  Trust,  such  action  may be delegated by the Board,  and/or  determined in accordance  with a formula  determined by the Board, to the extent permitted by the 1940 Act.

         12.      The  Trustee  may,  without  the vote or consent of the  Shareholders, amend or otherwise  supplement this  Declaration of Trust by executing or authorizing an officer  of the Trust to execute on their  behalf a Restated  Declaration  of Trust or a
Declaration of Trust  supplemental  hereto,  which  thereafter shall form a part hereof, provided,  however,  that none of the  following  amendments  shall be effective  unless
--------   -------
also  approved  by a Majority  Vote of  Shareholders:  (i) any  amendment  to parts 1, 3 and 4, Article  FIFTH;  (ii) any  amendment to this part 12,  Article  NINTH;  (iii) any amendment to part 1, Article NINTH;  and (iv) any amendment to part 4(a),  Article NINTH that would change the voting rights of  Shareholders  contained  therein.  Any amendment required to be submitted to the  Shareholders  that,  as the Trustees  determine,  shall affect the  Shareholders  of any Series or Class  shall,  with  respect to the Series or
Class so affected,  be  authorized by vote of the  Shareholders  of that Series or Class and no vote of  Shareholders  of a Series or Class not  affected by the  amendment  with respect  to that  Series  or Class  shall be  required.  Notwithstanding  anything  else herein,  any  amendment  to  Article  NINTH,  part 1  shall  not  limit  the  rights  to indemnification  or  insurance  provided  therein  with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

         13.      The captions  used herein are intended  for  convenience  of reference only,  and shall not  modify or affect in any manner the  meaning or  interpretation  of any of the  provisions of this  Agreement.  As used herein,  the singular  shall include the plural,  the masculine gender shall include the feminine and neuter,  and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

                      [Remainder of Page Intentionally Left Blank]

IN WITNESS  WHEREOF,  the  undersigned  have executed this instrument as of the 27th day of August, 2002.

/s/ Robert G. Zack                                            /s/     Deborah     A.
------------------------------------                          --------------------------
Sullivan
---------------------
Robert G. Zack                                                Deborah A. Sullivan
498 Seventh Avenue                                            498 Seventh Avenue
New York, New York  10018                                     New York, New York  10018